EXHIBIT 10.1

CONVERSION AND PLACEMENT AGREEMENT

by and among

CELL THERAPEUTICS, INC.,

and

LINDEN CAPITAL L.P.

and

SUNRISE PARTNERS LIMITED PARTNERSHIP

dated

October 31, 2005

CONVERSION AND PLACEMENT AGREEMENT

This CONVERSION AND PLACEMENT AGREEMENT, dated as of October 31, 2005 (this “Agreement”), is entered into by and between Cell Therapeutics, Inc., a Washington corporation with its principal offices located at 501 Elliott Avenue West 400, Seattle, Washington 98119 (the “Company”), and each of the entities listed on Schedule I attached hereto (each an “Existing Bondholder” and collectively the “Existing Bondholders”).

WHEREAS, each of the Existing Bondholders proposes to convert that amount of 5.75% Convertible Senior Subordinated Notes of the Company due June 15, 2008 and that amount of 4% Convertible Senior Subordinated Notes due July 1, 2010 held by the Existing Bondholders (both such series, collectively, the “Notes”) in the amount set forth on Schedule I attached hereto, subject to the terms and conditions set forth herein;

WHEREAS, there exists a currently effective registration statement related to the Company’s 5.75% Senior Subordinated Convertible Notes due July 1, 2010 (file no. 333-101292) and the Company’s 4% Convertible Senior Subordinated Notes due July 1, 2010 (file no. 333-108926) (the “Effective Registration Statements”).

NOW THEREFORE, in consideration of the mutual agreements, representations, warranties and covenants herein contained, the parties to this Agreement agree as follows:

1. Conversion and Additional Shares. On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein:

1.1 Conversion. Pursuant to Section 10 of each indenture (the “Relevant Indenture”) relating to the Notes, each Existing Bondholder hereby converts the Notes. Attached hereto as Schedule II are executed conversion notices completed in accordance with the requirements of the Relevant Indentures. The Company and each Existing Bondholder agrees that the number of shares of the Company’s common stock, no par value (the “Common Stock”) that each Existing Bondholder will receive in connection with such conversion is set forth on Schedule I hereto opposite such Existing Bondholder’s name under the column “Conversion Shares”. The conversion thereof shall have the effects specified in the Relevant Indenture governing the applicable Notes, including, (i) the receipt by the Existing Bondholders of Conversion Shares that do not bear a Restricted Securities Legend (as such term is defined in the Relevant Indenture), and (ii) in exchange for the Conversion Shares, a release by the Existing Bondholders of all claims arising out of or related to the Notes, including, but not limited to, all accrued and unpaid interest.

1.2 Private Placement Additional Shares. In consideration of and for such conversion, the Company agrees to issue both Existing Bondholder an additional number of shares of Common Stock set forth opposite such Existing Bondholder’s name under the column “Restricted Shares” on Schedule I hereto (such shares being referred to herein as the “Restricted Shares”). Each Existing Bondholder acknowledges that the Restricted Shares may not be transferred, sold or otherwise disposed of (collectively a “Transfer”) unless registered under the Securities Act of 1933, as amended, or pursuant to an exemption therefrom. Each Existing

Bondholder acknowledges and agrees that the Restricted Shares will bear customary legends and restrictions on transfer to such effect.

1.3 Registration Rights. Concurrently with the execution and delivery hereof, the Company and the Existing Bondholders have entered into a Registration Rights Agreement in substantially the form of Exhibit B hereto.

1.4 Blocker. In no event will the Company issue Restricted Shares in excess of an amount as would result in the Existing Bondholders becoming the beneficial owner (as such term is defined in Rule 13d-3 of the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, or any other applicable provision under any federal securities laws, rules or regulations that may govern what constitutes a beneficial owner for purposes of determining reporting obligations and/or a person’s or entity’s constituting an affiliate of the Company) of more than 9.5% of the outstanding shares of Common Stock of the Company on a fully-diluted basis immediately following the issuance of such Restricted Shares (such number of shares of Common Stock otherwise due to the Existing Bondholder’s above and beyond such 9.5% level as so determined being the “Exercise Shares”). In such event, the Company shall issue warrants (the “Warrants”) to such Existing Bondholder(s) exercisable for an exercise price of zero (0.00) substantially in the form of Exhibit A hereto.

1.5 Shares. The Conversion Shares and the Restricted Shares are sometimes collectively referred to herein as the “Shares.”

2. Closing Date. The Existing Bondholders shall transfer and deliver the Notes to the Company (or the trustee under the Relevant Indenture), and the Company shall concurrently (a) cause Computershare Investors Services, LLC, the Company’s transfer agent (the “Transfer Agent”) through the Depositary Trust Company (“DTC”) Fast Automated Securities Transfer Program, to credit such aggregate number of Shares to such Existing Bondholder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission (“DWAC”) system or, if delivery through the DWAC system is unavailable, such Shares to be delivered to the Existing Bondholders no later than three (3) business days after the Closing Date (as defined below), and (b) deliver, if applicable, Warrants to the Existing Bondholders at the offices of O’Melveny & Myers LLP, 275 Battery Street, Suite 2600, San Francisco, California 94111, or such other location as may be mutually acceptable in each case at 9:00 a.m., San Francisco time, on November __, 2005 or at such other time on the same date or such other date as the Existing Bondholders and the Company shall agree in writing (such time and date, the “Closing Date”). No party hereto shall have an obligation to close the transaction contemplated hereunder, and this Agreement shall be rescinded without any liability or obligation on the part of any party, if the note offering contemplated by the October 27, 2005 offering circular previously delivered to the Existing Bondholders has not closed by November 5, 2005.

3. Agreements of the Company.

3.1 The Company agrees to use its best efforts to cause the Shares and Exercise Shares, when issued, to be duly included for quotation on the Nasdaq National Market, subject to notice of official issuance. The Company will use its best efforts to ensure that such Common Stock remain included for quotation on the Nasdaq National Market, the Nasdaq

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SmallCap Market or the New York Stock Exchange for so long as any shares of Common Stock remain registered under the Securities Exchange Act of 1934, as amended.

3.2 The Company shall provide the Existing Bondholders with a copy of the press release that it intends to issue describing the terms and conditions of the transactions contemplated by the Agreements (the “Press Release”) in order to allow the Existing Bondholders to review and comment upon such press release, and shall use its reasonable best efforts to reflect in such press release such comments as the Existing Bondholders and their respective counsel reasonably may propose.

The Company shall issue the Press Release and file a Current Report on Form 8-K in the form required by the Exchange Act and attaching this Agreement as an exhibit to such filing on or before 8:30 a.m., New York City time, on the fourth Business Day following the Closing Date.

3.3 Prior to such date that is 45 days after the Shelf Registration Statement (as such term is defined in the form of Registration Rights Agreement attached as Exhibit B hereto) is declared effective, the Company will not, directly or indirectly, issue, offer, sell, agree to issue, offer or sell, solicit offers to purchase, grant any call option, warrant or other right to purchase, purchase any put option or other right to sell, pledge, borrow or otherwise dispose of any Common Stock or any equity security convertible into, or exercisable or exchangeable for, Common Stock (a “Relevant Security”), (ii) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” (in each case within the meaning of Rule 16a-1 under of the Exchange Act) with respect to any Relevant Security, and (iii) will not otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration; provided, however, that the terms of this Section 3.3 shall not prevent the Company’s issuance of the Shares and the Company’s issuance of Common Stock upon (1) the conversion or exchange of convertible or exchangeable securities outstanding on the date hereof in accordance with the terms thereof; (2) the exercise of options outstanding on the date hereof; (3) the exercise of warrants outstanding on the date hereof; (4) the grant to and exercise of options by, or the issuance and sale of shares to, employees, directors and consultants as approved by the compensation committee of the Board of Directors of the Company; (5) to a strategic partner(s) in connection with a biopharmaceutical licensing and/or partnering arrangement; and (6) in order to effect this Agreement.

4. Representations, Warranties and Agreements of the Company. As of the date hereof, the Company represents and warrants to the Investors that:

4.1 The Shares and Exercise Shares will, when issued, be validly issued, fully paid and nonassessable and will not be subject to any preemptive or similar rights;

4.2 Assuming the accuracy of the representations and warranties of the Existing Bondholders contained in Section 5 hereof, the Conversion Shares are freely tradable and not subject to any restrictions on transfer under the federal securities laws and the rules and

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regulations thereunder and, when delivered to the Existing Bondholders, will not bear a Restricted Securities Legend;

4.3 Assuming the accuracy of the representations and warranties of the Existing Bondholders contained in Section 5 hereof, the issuance of the Restricted Shares to the Existing Bondholders will be exempt from the registration requirements of the Securities Act. Neither the Company nor any agent on its behalf has solicited any offers to sell or has offered to sell all or any part of the Restricted Shares to any person or persons so as to bring the sale of such Restricted Shares by the Company within the registration provisions of the Securities Act.

4.4 The issuance and delivery of the Shares, Warrants and Exercise Shares to the Existing Bondholders will not violate: (i) the Company’s charter documents; (ii) any agreement to which the Company is a party, including any indenture; or (iii) assuming the accuracy of the Existing Bondholders representations and warranties herein, any applicable federal or state statute, rule or regulation or other law, order or decree applicable to the Company;

4.5 This Agreement has been duly authorized, executed and delivered by the Company; and

4.6 The Warrants, when issued, may be exercised for the Exercise Shares in accordance with the terms of the Warrants.

5. Representations and Warranties of the Existing Bondholders. As of the date hereof, each Existing Bondholder, severally and not jointly, represents and warrants to the Company that:

5.1 Such Existing Bondholder is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act and an “accredited investor” within the meaning of Regulation D under the Securities Act, with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of the transactions contemplated hereby;

5.2 Such Existing Bondholder is not an “affiliate” of the Company within the meaning of Rule 144 under the Securities Act;

5.3 Such Existing Bondholder owns no shares of Common Stock and is organized in the jurisdiction indicated on Schedule I attached hereto;

5.4 Such Existing Bondholder will convey to the Company good title to the Notes, free of all liens, claims and encumbrances;

5.5 This Agreement has been duly authorized, executed and delivered by such Investor;

6. Survival of Representations and Warranties. The respective representations and warranties of the Company and the Existing Bondholders set forth in this Agreement shall survive the Closing Date until the date that is twelve (12) months following the Effective Date.

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7. Indemnification. From and after the date hereof, the Company agrees to indemnify the Existing Bondholders against and in respect of all reasonably foreseeable damages (including reasonable attorney’s fees and costs related to the inducement hereof) suffered by a non-breaching party resulting from the breach of any representation or warranty made by the Company herein.

8. Termination. This Agreement may be terminated at any time on or prior to the Closing Date with the written consent of each Existing Bondholder and the Company.

9. Notices. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company to Cell Therapeutics, Inc., 201 Elliott Avenue West, Suite 400, Seattle, Washington 98119, Attention: Louis A. Bianco, with a copy to Michael Kennedy and David Miscia, O’Melveny & Myers LLP, 275 Battery Street, Suite 2600, San Francisco, California 94111 and (ii) if to the to an Existing Bondholders, to the address indicated on Schedule I attached hereto, with a copy to Christopher Davis, Kleinberg, Kaplan, Wolff & Cohen, P.C., 551 Fifth Avenue, New York, NY 10176 or in any case to such other address as the person to be notified may have requested in writing.

10. Governing Law; Jurisdiction; Service of Process; No Jury Trial. This Agreement shall be governed and construed in accordance with the laws of the State of New York, including without limitation, Section 5-1401 of the New York General Obligations Law. Each party to this Agreement consents to the exclusive jurisdiction of the state and federal courts sitting in New York County, New York in connection with any suit, action or proceeding arising out of or relating to this Agreement, and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in either of such jurisdictions. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address in accordance with the notice provisions of this section. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law. Each party to this Agreement waives its right to a trial by jury.

11. Counterparts. This Agreement may be signed in various counterparts, which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have caused their respective signatures to this Agreement to be duly executed as of the day and year first written above.

CELL THERAPEUTICS, INC.

By:
Name:	James A. Bianco
Title:	President & Chief Executive Officer

LINDEN CAPITAL L.P.

By:
Name:	Siu Min Wong
Title:	Managing Member of Linden GP LLC

SUNRISE PARTNERS LIMITED PARTNERSHIP

By:
Name:
Title:

[Signature Page to CAP Agreement]

EXHIBIT A

FORM OF WARRANT

FORM OF WARRANT

CELL THERAPEUTICS, INC.

WARRANT TO PURCHASE COMMON STOCK

No. [ ]	[ ], 2005

THIS CERTIFIES THAT, [insert Existing Bondholder], a [insert jurisdiction of organization] limited partnership with its principal office located at [insert address] (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from Cell Therapeutics, Inc., a Washington corporation with its principal office located at 501 Elliott Avenue West, Suite 400, Seattle, Washington 98119, or its successors and assigns (the “Company”), up to [insert number of shares as determined pursuant to Conversion and Placement Agreement] shares of the Common Stock of the Company (the “Common Stock”), subject to adjustment as provided herein. This Warrant is issued pursuant to the terms of the Conversion and Placement Agreement, dated October 31, 2005, by and among the Company and the original Holder of this Warrant (the “CAP Agreement”).

1. Definitions. As used herein, the following terms shall have the following respective meanings:

1.1 “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

1.2 “Exercise Period” shall mean the period commencing the date hereof and ending October 31, 2010, unless sooner terminated as provided below.

1.3 “Exercise Price” shall mean zero ($0.00) per share.

1.4 “Exercise Shares” shall mean the shares of the Company’s Common Stock issued upon exercise of this Warrant, subject to adjustment pursuant to the terms herein, including but not limited to adjustment pursuant to Section 5 below.

2. Exercise of Warrant.

2.1 Method of Exercise. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder) and in accordance with the notice provisions of Section 11:

(i) An executed Notice of Exercise in the form attached hereto; and

(ii) This Warrant.

Upon the exercise of the rights represented by this Warrant, shares of Common Stock shall be issued for the Exercise Shares so purchased, and shall be registered in the name of the

Holder or persons affiliated with the Holder, if the Holder so designates, on or before the third Business Day (the “Share Delivery Date”) following the date on which after the rights represented by this Warrant shall have been so exercised and shall be issued in certificate form and delivered to the Holder, if so requested.

The person in whose name any Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered, irrespective of the date of issuance of the shares of Common Stock, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

In lieu of delivering physical certificates representing the Exercise Shares issuable upon conversion of this Warrant, provided the Company’s transfer agent is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer (“FAST”) program, upon request of the Holder, the Company shall use its best efforts to cause its transfer agent to electronically transmit the Exercise Shares issuable upon exercise to the Holder, by crediting the account of the Holder’s prime broker with DTC through its Deposit Withdrawal Agent Commission (“DWAC”) system. The time periods for delivery described above shall apply to the electronic transmittals through the DWAC system. The Company agrees to coordinate with DTC to accomplish this objective and to use reasonable efforts to maintain its participation in the DTC FAST program.

2.2 Partial Exercise. If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver, within ten (10) Business Days of the date of exercise, a new Warrant evidencing the rights of the Holder, or such other person as shall be designated in the Notice of Exercise, to purchase the balance of the Exercise Shares purchasable hereunder. In no event shall this Warrant be exercised for a fractional Exercise Share, and the Company shall not distribute a Warrant exercisable for a fractional Exercise Share. Fractional Exercise Shares shall be treated as provided in Section 6 hereof.

2.3 Restriction on Exercise. In no event shall this Warrant be exercised in whole or in part to the extent that as a result of such exercise, the Holder would thereby become the beneficial owner (as such term is defined in Rule 13d-3 of the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, or any other applicable provision under any federal securities laws, rules or regulations that may govern what constitutes a beneficial owner for purposes of determining reporting obligations and/or a person’s or entity’s constituting an affiliate of the Company) of more than 9.5% of the outstanding shares of Common Stock of the Company on a fully-diluted basis immediately following exercise of this Warrant.

3. Covenants of the Company.

3.1 Covenants as to Exercise Shares. The Company covenants and agrees that all Exercise Shares that are issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, charges and liens with respect to the issuance thereof, and the Company further agrees to pay all taxes and charges and remove all liens that may exist upon issuance in violation hereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, such number of shares of Common Stock as would be required to be issued upon the exercise of all of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will immediately take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock (or other securities as provided herein) to such number of shares as shall be sufficient for such purposes.

3.2 No Impairment. Except and to the extent as waived or consented to by the Holder in writing or otherwise in accordance with Section 11 hereof, the Company will not, by amendment of its Articles of Incorporation (as such may be amended from time to time), or through any means, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment. Provided that the Holder shall have compiled with all the material terms and conditions of this Warrant, the Company’s obligations to issue and deliver Exercise Shares in accordance with the terms hereof are absolute and unconditional.

3.3 Representation of Holder. The Holder acknowledges that the Warrant and the Exercise Shares are restricted securities within the meaning of the CAP Agreement.

4. Adjustment of Number, Class and Kind of Shares Issuable.

4.1 Adjustments of Number of Warrant Shares. The number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Exercise Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Exercise Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Exercise Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Exercise Shares or other securities resulting from such adjustment at the Exercise Price. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

4.2 Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets. In case the Company shall reorganize its capital, reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right but not the obligation thereafter to receive, at the option of the Holder upon exercise of this Warrant, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In case of and as a precondition to the consummation of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of Exercise Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4.2. For purposes of this Section 4.2, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 4.2 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations, spin-offs, or dispositions of assets.

4.3 Notice of Adjustment. Whenever the number of Exercise Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of Exercise Shares (and other securities or property) purchasable upon the exercise of this Warrant after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

5. Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

6. Certain Events. In the event of, at any time during the Exercise Period, any capital reorganization, or any reclassification of the capital stock of the Company (other than a change in par value or from par value to no par value or no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Company with or into another corporation (other than a merger solely to effect a reincorporation of the Company into another state), or the sale or other disposition of all or substantially all of the properties and assets of the Company and its subsidiaries, taken as a whole, in its entirety to any other person, other than sales or other dispositions that do not require stockholder approval (each, an “Event”), the Company shall provide to the Holder ten days’ advance written notice of such Event; provided, however, that in no event shall the Company or its representatives be required to provide the Holder with any material non-public information. This Warrant will be binding upon the successors and assigns of the Company upon an Event.

7. No Shareholder Rights. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

8. Lost, Stolen, Mutilated or Destroyed Warrant. Upon receipt by the issuer of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant (which shall, in the case of a mutilated Warrant, include the surrender thereof) and reasonably satisfactory indemnification, issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.

9. Notices, etc. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed email, telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed on the signature page and to the Holders at the addresses on the Company records, or at such other address as the Company or Holder may designate by ten days’ advance written notice to the other party hereto. In the event of an exercise of the warrant pursuant to Section 2.1 above, the Holder shall contact the following individuals (or their successors) both by telephone and facsimile:

Louis Bianco, Executive Vice President, Finance and Administration

Telephone: (206) 282-7100

Facsimile: (206) 272-4324

10. Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

11. Governing Law; Venue; Jurisdiction; No Jury Trial. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of

New York without regard to the principles of conflict of laws. Each party to this Warrant consents to the exclusive jurisdiction of the state and federal courts sitting in New York County, New York in connection with any suit, action or proceeding arising out of or relating to this Warrant, and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in either of such jurisdictions. Each party to this Warrant irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address in accordance with the notice provisions of this section. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law. Each party to this Warrant waives its right to a trial by jury.

12. Modification and Waiver. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only with the written consent of the Company and the Holder hereof. Any amendment effected in accordance with this paragraph shall be binding upon the Holder, each future Holder of this Warrant and the Company. No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver or such term, condition or provision.

13. Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

14. Severability. The invalidity or unenforceability of any provision of this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.

15. Entire Agreement. This Warrant constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of                      [    ], 2005.

CELL THERAPEUTICS, INC.

By:
	Name:	James A. Bianco
	Title:	President & Chief Executive Officer
	Address:	501 Elliott Avenue West, Suite 400
Seattle, Washington 98119

[Signature Page to CAP Warrant]

ANNEX A

NOTICE OF EXERCISE

To:

Dated:

The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No.         ), hereby subscribes for the purchase of                      shares of the Common Stock covered by such Warrant. Terms not defined herein shall have the meaning defined in the Warrant.

The undersigned represents and warrants that such issuance will not result in the undersigned thereby becoming the beneficial owner (as such term is defined in Rule 13d-3 of the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, or any other applicable provision under any federal securities laws, rules or regulations that may govern what constitutes a beneficial owner for purposes of determining reporting obligations and/or a person’s or entity’s constituting an affiliate of the Company) of more than 9.5% of the outstanding shares of Common Stock on a fully-diluted basis immediately following the exercise of this Warrant in the amount set forth above.

Signature:

Address:

EXHIBIT B

FORM OF REGISTRATION RIGHTS AGREEMENT

CELL THERAPEUTICS, INC.

REGISTRATION RIGHTS AGREEMENT

October 31, 2005

Linden Capital L.P.

18 Church Street, Skandia House

Hamilton, HM11

Bermuda

Sunrise Partners Limited Partnership

2 American Lane

Greenwich, Connecticut 06836

Cell Therapeutics, Inc., a corporation organized under the laws of the State of Washington (the “Company”), proposes to issue to each of you “Restricted Shares” pursuant to the Conversion and Placement Agreement (the “CAP Agreement”), dated as of October 31, 2005 between each of you and the Company, upon the terms and subject to the conditions set forth in such CAP Agreement. As an inducement to each of you to enter into the CAP Agreement and in satisfaction of a condition to our obligations thereunder, the Company agrees with the Holders (as defined herein) from time to time of the Registerable Securities (as defined herein) as follows:

1. Definitions.

Capitalized terms used herein without definition shall have the meanings ascribed to them in the CAP Agreement. As used in this Registration Rights Agreement (this “Agreement”), the following defined terms shall have the following meanings:

“Additional Interest” has the meaning assigned thereto in Section 7.1 hereof.

“Affiliate” of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the City of New York, State of New York are authorized or obligated by law or executive order to close.

“Commission” means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

“Common Stock” means the Company’s common stock, without par value.

“DTC” means The Depository Trust Company.

“Effectiveness Period” has the meaning assigned thereto in Section 2.2(i) hereof.

“Effective Time” means the time at which the Commission declares any Shelf Registration Statement effective or at which time any Shelf Registration Statement otherwise becomes effective.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Holder” means any person that is the record owner of Registerable Securities (and includes any person that has a beneficial interest in any Registerable Security in book-entry form).

“Issue Date” means the first date of original issuance of the Restricted Shares.

“Majority of Holders” means Holders holding over 50% of the aggregate principal amount of Registerable Securities outstanding.

“Notice and Questionnaire” means a Notice of Registration Statement and Selling Securityholder Election and Questionnaire substantially in the form of Appendix A hereto.

“Notice Holder” has the meaning assigned thereto in Section 3.1(i) hereof.

The term “person” means an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

“Prospectus” means the prospectus included in any Shelf Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the Offering of any portion of the Registrable Securities covered by any Shelf Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Securities Act or the Exchange Act and incorporated by reference therein.

“Registrable Securities” means all or any portion of the Restricted Shares and the shares of Common Stock issuable upon exercise in full of the Warrant until the earliest of: (i) the date that is two years after the later of (A) the last date the Securities are issued by the Company, and (B) the last date that the Company or any of its Affiliates was the owner of such Securities (or any predecessor thereto), or such shorter period of time as permitted by Rule 144(k) (or any successor rule or regulation) under the Securities Act or any successor provisions thereunder, and (ii) with respect to any such security, the date upon which such security (C) has been registered under the Securities Act and disposed of pursuant to an effective registration statement, and (D) is sold to the public pursuant to Rule 144 (or any successor rule or regulation) under the Securities Act.

“Registration Default” has the meaning assigned thereto in Section 7.1 hereof.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Shelf Registration” means a registration effected pursuant to Section 2 hereof.

“Shelf Registration Statement” means a “shelf” registration statement filed under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the Holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission, filed by the Company pursuant to the provisions of Section 2 of this Agreement, including the Prospectus contained therein, any amendments and supplements to such registration statement and Prospectus, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement and Prospectus, and any additional “shelf” registration statements filed under the Securities Act to permit the registration and sale of Registrable Securities pursuant to Section 3.1(ii) hereof.

“Suspension Period” has the meaning assigned thereto in Section 2.3 hereof.

The term “underwriter” means any underwriter, or any person deemed to be an underwriter pursuant to the Securities Act and Exchange Act and the respective rules and regulations thereunder, as in effect at any relevant time, of Registrable Securities in connection with an offering thereof under a Shelf Registration Statement.

2. Shelf Registration.

2.1 The Company shall, as soon as practicable file with the Commission a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution elected by such Holders and, thereafter, shall use its reasonable best efforts to cause such initial Shelf Registration Statement to be declared effective under the Securities Act no later than November 30, 2005.

2.2 Subject to Section 2.3 hereof, the Company shall use its reasonable best efforts:

(i) to keep any Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 3.10 hereof, in order to permit the Prospectus forming a part thereof to be usable by Holders until the earlier of: (A) two years from the last date of original issuance of any Securities, or (B) such shorter period ending on the date that (x) all of the Holders of Registrable Securities that are not Affiliates of the Company are able to sell all Registrable Securities immediately without restriction pursuant to Rule 144(k) under the Securities Act or any successor rule thereto, (y) all Registrable Securities registered under the Shelf Registration Statements have been sold, or (z) all Registrable Securities have ceased to be outstanding (such period being referred to herein as the “Effectiveness Period”); and

(ii) after the Effective Time of the initial Shelf Registration Statement, to take the actions provided for in Section 3.1(ii) hereof after the receipt of a completed and signed Notice and Questionnaire from any Holder of Registrable Securities that is not then a Notice Holder.

2.3 After the Effective Time of the initial Shelf Registration Statement, the Company may suspend the use of any Prospectus by written notice to the Notice Holders for a period not to exceed an aggregate of 60 calendar days in any 12-month calendar period and not in excess of 30 consecutive calendar days in any such 12-month calendar period (each such period, a “Suspension Period”) if:

(i) an event has occurred and is continuing, as a result of which the Shelf Registration Statement would, in the Company’s reasonable judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

(ii) the Company determines in good faith that the disclosure of such event at such time could reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole.

2.4 Notwithstanding anything in this Agreement, the Company will not issue material non-public information to any Holder without the written consent of such Holder, provided, however, that in the event the Company discloses any material non-public information to a Holder in violation of this Section 2.4, it will disclose such information as soon as possible, but in no event more than two (2) Business Days following such disclosure.

3. Registration Procedures.

In connection with the Shelf Registration Statement, the following provisions shall apply:

3.1 (i) not less than 30 calendar days prior to the time the Company in good faith intends to have the initial Shelf Registration Statement declared effective, the Company shall distribute the Notice and Questionnaire to the Holders of Registrable Securities. The Company shall take action to name as a selling securityholder in the initial Shelf Registration Statement at the Effective Time each Holder that completes, executes and delivers a Notice and Questionnaire to the Company (a “Notice Holder”) prior to or on the 20th calendar day after such Holder’s receipt thereof so that such Holder is permitted to deliver the Prospectus forming a part thereof to purchasers of such Holder’s Registrable Securities in accordance with applicable law. The Company shall not be required to take any action to name any Holder as a selling securityholder in the initial Shelf Registration Statement at the time of its effectiveness or to enable any Holder to use the Prospectus forming a part thereof for resales of Registrable Securities unless such Holder has returned a completed and signed Notice and Questionnaire to the Company in a timely manner.

(ii) After the Effective Time of the initial Shelf Registration Statement, the Company shall, upon the request of any Holder of Registrable Securities that is not then a Notice Holder, promptly send a Notice and Questionnaire to such Holder. After the Effective Time of the initial Shelf Registration Statement, the Company shall (A) as promptly as practicable, after the date a completed and signed Notice and Questionnaire is delivered to the Company, and in any event within five Business Days or, if the Company is required to file with the Commission a new Shelf Registration, 30 calendar days, after such date, prepare and file with the Commission (1) a supplement to the Prospectus or, if required by applicable law, a post-effective amendment to the Shelf Registration Statement or an additional Shelf Registration Statement, and (2) any other document required by applicable law, so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in a Shelf Registration Statement and is permitted to deliver the Prospectus to purchasers of such Holder’s Registrable Securities in accordance with applicable law, and (B) use its reasonable best efforts to cause any post-effective amendment or such additional Shelf Registration Statement to become effective under the Securities Act as promptly as is practicable; but in any event by the date that is (i) 10 Business Days after the date of such post-effective amendment, or (ii) 45 calendar days after the date such additional Shelf Registration Statement is required to be filed; provided, however, that if a Notice and Questionnaire is delivered to the Company during a Suspension Period, the Company shall not be obligated to take the actions set forth in this clause (ii) until the termination of such Suspension Period.

3.2 The Company shall furnish to each Notice Holder and their counsel no fewer than one Business Day prior to the initial filing of the Shelf Registration Statement a copy of such Shelf Registration Statement, and shall furnish to the Holders and counsel to the Holders no fewer than one Business Day prior to the filing of any amendment to the Shelf Registration Statement, and shall furnish to counsel to the Holders concurrently with the filing of supplements to the Prospectus, a copy of such amendment or supplement, as the case may be in each case in order to allow the Holders to review and comment upon the Shelf Registration Statement and all amendments or supplements thereto, and shall use its reasonable efforts to reflect in each such document when so filed with the Commission such comments as the Holders and their respective counsel reasonably may propose; provided, however, that the Company shall not file the Shelf Registration Statement or any amendment or supplement thereto in a form to which counsel to the Holders reasonably object and will not request acceleration of the Shelf Registration Statement or any amendment or supplement thereto without prior notice to such counsel; provided further, however, that the Company may assume that the Existing Holders accept the Shelf Registration Statement as provided to them pursuant to this Section 3.2 if the Existing Holders do not notify the Company of any objection within one Business Day of their receipt of such Shelf Registration Statement; provided further, however, that any delay in the filing of the Shelf Registration Statement caused by this review by the Holders and their respective counsel or the withholding of consent to file shall extend the date of the application of the Registration Penalty by the number of days equal to the sum of (i) the number of Business Days beyond one Business Day that are used by the Existing Holders for such review and (ii) the corresponding number of Business Days as determined by clause (i), but in no event less than one Business Day, so as to allow the Company to address such objections to the satisfaction of counsel to the Holders and counsel to the Company.

3.3 The Company shall promptly take such action as may be necessary so that (i) each of the Shelf Registration Statements and any amendment or supplement thereto and the Prospectus forming a part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, as in effect at any relevant time, (ii) each of the Shelf Registration Statements and any amendment or supplement thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) each Prospectus forming a part of any Shelf Registration Statement, and any amendment or supplement to such Prospectus, in the form delivered to purchasers of the Registrable Securities during the Effectiveness Period, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading.

3.4 The Company shall promptly advise each Notice Holder, and shall confirm such advice in writing if so requested by any such Notice Holder:

(i) when the initial Shelf Registration Statement has been filed with the Commission and when the initial Shelf Registration Statement has become effective;

(ii) when any supplement to the Prospectus, Shelf Registration Statement or post-effective amendment to a Shelf Registration has been filed with the Commission and, with respect to a Shelf Registration Statement or any post-effective amendment, when the same has been declared effective by the Commission;

(iii) of any request by the Commission for amendments or supplements to any Shelf Registration Statement or the Prospectus included therein or for additional information;

(iv) of the issuance by the Commission of any stop order suspending the effectiveness of any Shelf Registration Statement or the initiation of any proceedings for such purpose;

(v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in any Shelf Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

(vi) of the happening of any event or the existence of any state of facts that requires the making of any changes in any Shelf Registration Statement or the Prospectus included therein so that, as of such date, such Shelf Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (which advice shall be accompanied by an instruction to such Holders to suspend the use of the Prospectus until the requisite changes have been made, which notice need not specify the nature of the event giving rise to such suspension).

3.5 The Company shall use its reasonable best efforts to prevent the issuance, and if issued to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of any Shelf Registration Statement.

3.6 The Company shall, as promptly as reasonably practicable, furnish to each Notice Holder, upon their request and without charge, at least one conformed copy of the Shelf Registration Statement and any amendment or supplement thereto, including financial statements but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits (unless requested in writing to the Company by such Notice Holder).

3.7 The Company shall, during the Effectiveness Period, deliver to each Notice Holder, without charge, as many copies of each Prospectus in which the Notice Holder is listed as a selling securityholder included in the applicable Shelf Registration Statement and any amendment or supplement thereto as such Notice Holder may reasonably request; and the Company consents (except during a Suspension Period or during the continuance of any event described in Section 3.7(iii)-(vi) above, limited, in the case of Section 3.7(v), to the jurisdiction in question thereunder) to the use of the Prospectus and any amendment or supplement thereto by each of the Notice Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Effectiveness Period.

3.8 Prior to any offering of Registrable Securities pursuant to a Shelf Registration Statement, the Company shall (i) register or qualify or cooperate with the Notice Holders and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any Notice Holder may reasonably request in writing, (ii) keep such registrations or qualifications or exemptions therefrom in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable any Notice Holder or underwriter, if any, to complete its distribution of Registrable Securities pursuant to such Shelf Registration Statement, and (iii) take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; provided, however, that in no event shall the Company be obligated to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3.8, or (B) subject itself to general or unlimited service of process or to taxation in any such jurisdiction if it is not otherwise so subject.

3.9 Unless any Registrable Securities shall be in book-entry only form, the Company shall cooperate with the Notice Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Shelf Registration Statement, which certificates, if so required by any securities market or exchange upon which any Registrable Securities are quoted or listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall be free of any restrictive legends and in such permitted denominations and registered in such names as Notice Holders may request in connection with the sale of Registrable Securities pursuant to such Shelf Registration Statement.

3.10 Upon the occurrence of any event or the existence of any fact contemplated by paragraph 3(d)(vi) above, subject to Section 2.3 hereof, the Company shall promptly, but in any event within 10 Business Days following such occurrence or existence, prepare and file (and have declared effective) a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus included therein or file any other document with the Commission so that, as thereafter delivered to purchasers of the Registrable Securities, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. If the Company notifies the Notice Holders of the occurrence of any event or the existence of any fact contemplated by paragraph 3(d)(vi) above, the Notice Holder shall suspend the use of the Prospectus and keep the notification provided pursuant to paragraph 3(d)(vi) above confidential until (i) such Electing Holder has received copies of the supplemented or amended Prospectus contemplated by the preceding sentence or (ii) such Electing Holder is advised in writing by the Company that the use of the Prospectus may be resumed and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. Notwithstanding the foregoing, but subject to Section 7 hereof, the Company shall not be required to amend or supplement the Shelf Registration Statement, any related Prospectus or any document incorporated by reference for a period not to exceed an aggregate of 60 calendar days in any 12-month calendar period if the Company is in possession of material non-public information the disclosure of which would have a material adverse effect on the business, operations, prospects, condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole.

3.11 Not later than the Effective Time of a Shelf Registration Statement, the Company shall provide a CUSIP number for the debt securities to be sold pursuant to a Shelf Registration Statement.

3.12 The Company shall comply with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, as in effect at any relevant time, and make generally available to its securityholders earnings statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 90 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year), or such shorter period as required by the Securities Act and the Exchange Act and the respective rules and regulations thereunder, as in effect at any relevant time.

3.13 The Company shall make reasonably available for inspection by one or more representatives of the Notice Holders, designated in writing by a Majority of Holders whose Registrable Securities are included in a Shelf Registration Statement, any underwriter participating in any disposition pursuant to any Shelf Registration Statement, and any attorney, accountant or other agent retained by such Notice Holders or any such underwriter (i) all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and (ii) cause the Company’s officers, directors and employees to make available for inspection all information reasonably requested by such Notice Holders or any such underwriter, attorney, accountant or agent in connection with such Shelf Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that such persons shall, at the Company’s request, first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery or inspection, as the case may be, of such information shall be kept confidential by such persons and shall be used solely for the purposes of exercising rights under this Agreement, unless such disclosure is made in connection with a court proceeding or required by law, or such records, information or documents become available to the public generally or through a third party without an accompanying obligation of confidentiality or the content of such disclosure was already known and independently developed by the relevant Notice Holder; and provided further that, if the foregoing inspection and information gathering would otherwise disrupt the Company’s conduct of its business, such inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the Notice Holders and the other parties entitled thereto by one counsel designated by and on behalf of the Notice Holders and other parties.

3.14 The Company will use its reasonable best efforts to cause the Common Stock issuable upon conversion of the Securities to be quoted or listed on the Nasdaq National Market or other market or stock exchange on which the Common Stock primarily trades on or prior to the Effective Time of each Shelf Registration Statement hereunder.

3.15 The Company will cooperate and assist in any filings required to be made with National Association of Securities Dealers, Inc or other market or stock exchange on which the Common Stock may trade.

3.16 The Company shall use its reasonable best efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by each Shelf Registration Statement contemplated hereby, including, without limitation, entering into an underwriting agreement in customary form (if the distribution of Registrable Securities is to be made pursuant to an underwritten public offering) and such other customary agreements as may be necessary, desirable or appropriate, and taking all such other necessary actions in connection therewith.

4. Registration Expenses.

The Company shall bear all fees, costs and expenses incurred in connection with the performance by the Company of all of its obligations under Sections 2 and 3 of this Agreement whether or not any of the Shelf Registration Statements are declared effective. Such fees, costs and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc., and (B) of compliance with United States federal and state securities or “blue sky” laws (including, without limitation, reasonable fees and disbursements of the counsel specified in the next sentence in connection with “blue sky” qualifications of the Registrable Securities under the laws of such jurisdictions as a Majority of the Holders whose Registrable Securities are included in a Shelf Registration Statement may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company), (iii) duplication expenses relating to copies of any Shelf Registration Statement, Prospectus and other documents delivered to any Holder hereunder, (iv) fees and disbursements of counsel and independent accountants for the Company in connection with the Shelf Registration Statement, and (v) reasonable fees and disbursements of the Trustee and its counsel and of the registrar and transfer agent for the Common Stock. In addition, the Company shall bear or reimburse the Notice Holders for the reasonable fees and disbursements of one firm of legal counsel for the Holders, which shall initially be counsel to the Initial Purchaser, but which may, upon the written consent of the Initial Purchaser (which shall not be unreasonably withheld), be another nationally recognized law firm experienced in securities law matters designated by the Company. In addition, the Company shall pay the internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange on which similar securities of the

Company are then listed and the fees and expenses of any person, including special experts, retained by the Company.

5. Indemnification and Contribution.

5.1 Indemnification by the Company. The Company shall indemnify and hold harmless each Holder, each person, if any, who controls any such Holder, and the respective officers, directors, partners, employees, representatives and agents of any such Holder, or any controlling person, from and against any loss, claim, damage, liability, cost or expense whatsoever as incurred (including, but not limited to, attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as any such loss, claim, damage, liability, cost or expense (or action in respect thereof) arises out of, or is based upon, any untrue statement of a material fact contained in the Shelf Registration Statement or any amendment thereto or supplement thereof or any related preliminary prospectus or the Prospectus or any amendment thereto or supplement thereof, or arises out of, or is based upon, the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent that any such loss, claim, damage, liability, cost or expense arises out of, or is based upon, any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use therein; and provided further, however, that the Company shall not be liable to any such indemnified party in any such case to the extent that such loss, claim, damage, liability, cost or expense arises from an offer or sale by a Notice Holder of Registrable Securities during a Suspension Period, if such indemnified party is a Notice Holder that received from the Company a notice of the commencement of such Suspension Period prior to the making of such offer or sale. The foregoing indemnity agreement is in addition to any liability that the Company may otherwise have to any indemnified party, and the Company hereby confirms that it will indemnify the indemnified party with respect to any breach by the Company of its indemnity obligations hereunder, including in respect of the cost of enforcing this Section 5.1. The Company shall not be liable under this Section 5.1 for any settlement of any action effected without its written consent, which shall not be unreasonably withheld; provided, however, that with respect to actions pursuant to clauses (i), (ii) and (iii) of Section 5.3, no such consent shall be required.

5.2 Indemnification by the Notice Holders. Each Notice Holder, severally and not jointly, shall indemnify and hold harmless the Company, each other Holder, each person, if any, who controls the Company, or another Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the respective officers, directors, partners, employees, representatives and agents of the Company, any other Holder or any controlling person, from and against any loss, claim, damage, liability, cost or expense whatsoever as incurred (including, but not limited to, attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as any such loss, claim, damage, liability, cost or expense (or action in respect thereof) arises out of, or is based upon, any untrue statement of a material fact contained in the Shelf Registration Statement or any amendment thereto or any related preliminary prospectus or the Prospectus or any amendment thereto or supplement thereof, or arises out of, or is based upon, the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission made therein was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Notice Holder specifically for use therein. In no event shall the liability of any selling Notice Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Notice Holder upon the sale of the Registrable Securities pursuant to the Shelf Registration Statement giving rise to such indemnification obligation. The foregoing indemnity agreement is in addition to any liability that any Notice Holder may otherwise have to the Company, the Initial Purchaser and any such other person, including in respect of the cost of enforcing this Section 5.2.

5.3 Notices of Claims, Etc. Promptly after receipt by an indemnified party under this Section 5 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this Section 5. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 5 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and its respective officers, directors, partners, employees, representatives, agents and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified party against the indemnifying party under this Section 5 if (i) employment of such counsel has been authorized in writing by the indemnifying party, or (ii) such indemnifying party shall not have employed counsel satisfactory to the indemnified party to have charge of the defense of such proceeding within 30 days of the receipt of notice thereof, or (iii) such indemnified party shall have reasonably concluded that the representation of such indemnified party and those officers, directors, partners, employees, representatives, agents and controlling persons by the same counsel representing the indemnifying party would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them or where there may be one or more defenses available to them that are different from, additional to or in conflict with those available to the indemnifying party, and in any such event ((i), (ii) or (iii)) the fees and expenses of such separate counsel shall be paid by the indemnifying party as incurred. It is understood that the indemnifying party shall not be liable for the fees and expenses of more than one separate firm (in addition to local counsel in each jurisdiction) for all indemnified parties in connection with any proceeding or related proceedings. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action, suit or proceeding in respect of which indemnity or contribution may be or could have been sought hereunder (whether or not the indemnified party or parties are actual or potential parties thereto) unless (A) such settlement, compromise or judgment (1) includes an unconditional release of such indemnified party from all liability arising out of such claim, investigation, action, suit or proceeding, and (2) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party, and (B) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

5.4 Contribution. If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, costs, expenses or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the registration of the Registrable Securities pursuant to the Shelf Registration, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages, costs, expenses or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Holder or such other indemnified party, as the case may be, on the other, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 5.4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this Section 5.4. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to herein. Notwithstanding any other provision of this Section 5.4, no Holder of the Registrable Securities shall be required to contribute any amount in excess of the amount by which the gross proceeds received by such Holder from the sale of its Registrable Securities pursuant to the Shelf Registration Statement exceeds the amount of damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5.4, each officer, director, partner, employee, representative or agent of an indemnified party, and each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act, shall have the same rights to contribution as such indemnified party and each officer, director, partner, employee, representative and agent of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, shall have the same rights to contribution as the Company. The Holders’ respective obligations to contribute pursuant to this Section 5.4 are several in proportion to the respective amount of Registrable Securities they have sold pursuant to a Shelf Registration Statement and not joint. The remedies provided for in this Section 5.4 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

5.5 Survival. The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchaser, any underwriter, any Holder, any officer, director, partner, employee, representative or agent of the Initial Purchaser, any underwriter, or any Holder, or any person controlling the Initial Purchaser, any underwriter or any Holder, or by or on behalf of the Company, its officers, directors, partners, employees, representatives or agents or any person controlling the Company, and (iii) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

6. Holder’s Obligations.

Each Holder agrees, by acquisition of the Registrable Securities, that no Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to a Shelf Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a Notice and Questionnaire as required pursuant to Section 3.1 hereof (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. Each Notice Holder agrees to promptly furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as may be required to be disclosed in the Shelf Registration Statement under applicable law, pursuant to comments from the Commission or as the Company may from time to time reasonably request. Any sale of any Registrable Securities by any Notice Holder shall constitute a representation and warranty by such Notice Holder that the information relating to such Notice Holder and its plan of distribution is as set forth in the Prospectus delivered by such Notice Holder in connection with such disposition, that such Prospectus does not, as of the time of such sale, contain any untrue statement of a material fact relating to or provided by such Notice Holder or its plan of distribution and that such Prospectus does not, as of the time of such sale, omit to state any material fact relating to or provided by such Notice Holder or its plan of distribution necessary in order to make the statements in such Prospectus, in the light of the circumstances under which they were made, not misleading.

7. Additional Interest.

7.1 Notwithstanding any postponement of the effectiveness of the Shelf Registration Statement pursuant to Section 2.1 hereof, if on November 30, 2005 such Shelf Registration Statement has not been declared effective, provided that such failure is not solely due to the Holder of a Registrable Security to perform its obligations set forth in Section 3.1(ii) hereof (a “Registration Default”), then the Company will make a one time payment to Linden Advisors L.P. equal to $405,191 and to Sunrise Partners Limited Partnership equal to $775,222 (together, the “Registration Penalty”). In addition, if such Shelf Registration Statement has not been declared effective prior to the end of each calendar month following November 2005, the Company shall be required to pay an additional interest payment in cash to the Notice Holder (“Additional Interest”), on the last business day of each such month in an amount equal to the product of 0.25% and the closing price of the Common Stock on October 31, 2005, per Registrable Security held by such Notice Holder on such date.

7.2 In the case of a Registration Default described in Sections 7.1(i)-(ii) above, Additional Interest, if any, shall be payable only to Notice Holders.

7.3 Any amounts to be paid as a Registration Penalty or Additional Interest pursuant to Section 7.1 shall be paid by wire transfer of immediately available funds or by federal funds check on the first interest payment date following the date on which such Additional Interest begins to accrue.

7.4 Except as provided in Section 9.1 hereof, the Additional Interest as set forth in this Section 7 shall be the exclusive cash remedy available to the Holders of Registrable Securities for such Registration Default.

8. Rule 144.

The Company covenants to the Holders of the Registrable Securities that the Company shall use its best efforts to timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Section 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 of the Securities Act) and the rules and regulations adopted by the Commission thereunder, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144 under the Securities Act, as such may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the Commission. Upon the request of any Holder of Registrable Securities in connection with that Holder’s sale pursuant to Rule 144, the Company shall deliver to such Holder a written statement as to whether it had complied with such requirements.

9. Miscellaneous.

9.1 Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations hereunder and that the Initial Purchaser and the Holders from time to time may be irreparably harmed by any such failure, and accordingly agree that the Initial Purchaser and such Holders, in addition to any other remedy to which they may be entitled at law or in equity and without limiting the remedies available to the Notice Holders under Section 7 hereof, shall be entitled to compel specific performance of the obligations of the Company under this Agreement in accordance with the terms and conditions of this Agreement, in any court of the United States or any State thereof having jurisdiction.

9.2 Amendments and Waivers. This Agreement, including this Section 9.2, may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed by the Company and a Majority of Holders. Each Holder of Registrable Securities outstanding at the time of any such amendment, waiver or consent or thereafter shall be bound by any amendment, waiver or consent effected pursuant to this Section 9.2, whether or not any notice, writing or marking indicating such amendment, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

9.3 Notices. All notices and other communications provided for or permitted hereunder shall be made in writing, shall be delivered by hand delivery, by telecopier, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier (provided notice is also given by some other means permitted by this Section 9.3), (iii) one Business Day after being deposited with such courier, if made by overnight courier, or (iv) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:

(x) if to a Holder of Registrable Securities, at the most current address given by such Holder to the Company in a Notice and Questionnaire or any amendment thereto;

a.	if to the Company, to:

Cell Therapeutics, Inc.

201 Elliott Avenue West, Suite 400

Seattle, Washington 98119

Attention: Louis A. Bianco

Telephone: (206) 282-7100

Facsimile: (206) 272-4397

with a copy to:

O’Melveny & Myers LLP

275 Battery Street, Suite 2600

San Francisco, California 94111

Attention: Michael J. Kennedy, Esq. and David M. Miscia, Esq.

Facsimile: (415) 984-8701

(y)	if to Linden Capital L.P. and Sunrise Partners Limited Partnership, to:

Linden Capital L.P.

450 Park Avenue, Suite 3001

New York, NY 10022

Attention: Craig Jarvis, CFO

Facsimile: (646) 840-3625

and

Sunrise Partners Limited Partnership

2 American Lane

Greenwich, CT 06836-2571

Attention: Michael Berner

Facsimile: (203) 862-8924

with a copy to:

Kleinberg, Kaplan, Wolff & Cohen, P.C.

551 Fifth Avenue

New York, NY 10176

Attention: Christopher Davis

Facsimile: (212) 986-8866

or to such other address as such person may have furnished to the other persons identified in this Section 9.3 in writing in accordance herewith.

9.4 Parties in Interest. The parties to this Agreement intend that all Holders of Registrable Securities shall be entitled to receive the benefits of this Agreement and that any Notice Holder shall be bound by the terms and provisions of this Agreement by reason of such election with respect to the Registrable Securities which are included in a Shelf Registration Statement. All of the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto and any Holder from time to time of the Registrable Securities to the aforesaid extent. In the event that any transferee of any Holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, without any further writing or action of any kind, be entitled to receive the benefits of and, if a Notice Holder, be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.

9.5 Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Facsimile signatures shall constitute original signatures for all purposes of this Agreement.

9.6 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

9.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflicts of law.

9.8 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

9.9 Survival. The respective indemnities, agreements, covenants, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Initial Purchaser, any Holder, or any officer, director, partner, employee, representative or agent of the Initial Purchaser or such Holder, any agent or underwriter, any officer, director, partner, employee, representative or agent of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such Holder.

10. Submission to Jurisdiction; Appointment of Agent for Service.

The Company agrees that any suit, action or proceeding against the Company arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any state or federal court in The City of New York, New York, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding. The Company expressly accepts the non-exclusive jurisdiction of any such court in respect of any such suit, action or proceeding. The Company agrees that a final judgment in any such proceeding brought in any such court shall be conclusive and binding thereupon and may be enforced in any other court in the jurisdiction to which the Company is or may be subject by suit upon such judgment.

Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

Very truly yours,

CELL THERAPEUTICS, INC.

By:
Name:
Title:

Accepted as of the date hereof:

LINDEN CAPITAL PARTNERS, L.P.

By:
Name:
Title:

SUNRISE PARTNERS LIMITED PARTNERSHIP

By:
Name:
Title:

[Signature Page to Registration Rights Agreements]

APPENDIX A

CELL THERAPEUTICS, INC.

FORM OF NOTICE OF REGISTRATION STATEMENT AND

SELLING SECURITYHOLDER ELECTION AND QUESTIONNAIRE

NOTICE

Cell Therapeutics, Inc. (the “Company”) has filed, or intends shortly to file, with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 or such other Form as may be available (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Restricted Shares in accordance with the terms of the Registration Rights Agreement, dated as of October 31, 2005 (the “Registration Rights Agreement”), by and among the Company, Linden Capital Partners, L.P. and Sunrise Partners Limited Partnership. All capitalized terms not otherwise defined herein have the meanings ascribed thereto in the Registration Rights Agreement.

To sell or otherwise dispose of any Restricted Shares pursuant to the Shelf Registration Statement, a beneficial owner of Restricted Shares generally will be required to be named as a Selling Securityholder in the related Prospectus, deliver a Prospectus to purchasers of Restricted Shares, be subject to certain civil liability provisions of the Securities Act and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification rights and obligations, as described below). To be included in the Shelf Registration Statement, this Notice and Questionnaire must be completed, executed and delivered to the Company at the address set forth herein for receipt prior to or on the 3rd calendar day from the receipt hereof (the “Notice and Questionnaire Deadline”). Beneficial Owners that do not complete and return this Notice and Questionnaire prior to the Notice and Questionnaire Deadline and deliver it to the Company as provided below will not be named as Selling Securityholders in the Shelf Registration Statement and, therefore, will not be permitted to sell any Restricted Shares pursuant to the Shelf Registration Statement.

Certain legal consequences arise from being named as a Selling Securityholder in the Shelf Registration Statement and the related Prospectus. Accordingly, holders and beneficial owners of Restricted Shares are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a Selling Securityholder in the Shelf Registration Statement and the related Prospectus.

APPENDIX A-1

ELECTION

The undersigned holder (the “Selling Securityholder”) of Restricted Shares hereby elects to include in the Shelf Registration Statement the Restricted Shares beneficially owned by it and listed below in Item III (unless otherwise specified under Item III). The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound with respect to such Restricted Shares by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the Selling Securityholder has agreed to indemnify and hold harmless the Company, each other Holder, their respective officers, directors, partners, employees, representatives and agents, and each person, if any, who controls the Company, and any other Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against certain losses arising in connection with statements concerning the Selling Securityholder made in the Shelf Registration Statement or the related Prospectus in reliance upon the information provided in this Notice and Questionnaire.

The Selling Securityholder hereby provides the following information and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

I.	A. Full Legal Name of Selling Securityholder:

B.	Full legal name of registered holder (if not the same as (a) above) through which Restricted Shares listed in (3) below are held:

_______________________________________________________________________________________

C.	Full legal name of DTC participant (if applicable and if not the same as (b) above) through which Transfer Restricted Securities listed in Item III are held:

_______________________________________________________________________________________

D.	Taxpayer identification or social security number of Selling Securityholder:

_______________________________________________________________________________________

II.	Address for notices to Selling Securityholder:

_______________________________________________________________________________________

_______________________________________________________________________________________

Telephone:

Fax:

Email:

Contact Person:

APPENDIX A-2

III.	Beneficial ownership of Restricted Shares and Warrants:

A.	Type of Restricted Shares beneficially owned:

_________________________________________________________________________________

B.	CUSIP No(s). of such Restricted Shares beneficially owned:

_________________________________________________________________________________

C.	Amount of Restricted Shares that the undersigned wishes to be included in the Shelf Registration Statement:

_________________________________________________________________________________

IV.	Beneficial ownership of the Company’s securities owned by the Selling Securityholder:

EXCEPT AS SET FORTH BELOW IN THIS ITEM IV, THE UNDERSIGNED IS NOT THE BENEFICIAL OR REGISTERED OWNER OF ANY SECURITIES OF THE COMPANY OTHER THAN THE RESTRICTED SHARES LISTED ABOVE IN ITEM III (“Other Securities”).

A.	Type and amount of Other Securities beneficially owned by the Selling Securityholder:

_________________________________________________________________________________

B.	CUSIP No(s). of such Other Securities beneficially owned:

_________________________________________________________________________________

V.	Relationship with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exception here:

_______________________________________________________________________________________

_______________________________________________________________________________________

_______________________________________________________________________________________

APPENDIX A-3

VI.	Nature of the Selling Securityholder:

(a)	Is the Selling Securityholder a reporting company under the Exchange Act, a majority owned subsidiary of a reporting company under the Exchange Act or a registered investment company under the Investment Company Act? If so, please state which one.

If the entity is a majority owned subsidiary of a reporting company, identify the majority stockholder that is a reporting company.

If the entity is not any of the above, identify the natural person or persons having voting and investment control over the Company’s securities that the entity owns.

(b)	Is the Selling Securityholder a registered broker-dealer?

☐ Yes    ☐ No

If yes, state whether the Selling Securityholder received the Transfer Restricted Securities as compensation for underwriting activities and, if so, provide a brief description of the transaction(s) involved.

State whether the Selling Securityholder is an affiliate of a broker-dealer and if so, list the name(s) of the broker-dealer affiliate(s). For the purposes of this Item VI(b), an “affiliate” of a broker-dealer includes any company that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such broker-dealer, and does not include individuals employed by any such broker-dealers or by their affiliates.

☐ Yes    ☐ No

If the answer is “Yes”, you must answer the following:

If the Selling Securityholder is an affiliate of a registered broker-dealer, the Selling Securityholder purchased the Transfer Restricted Securities (i) in the ordinary course of business, and (ii) at the time of the purchase of the Transfer Restricted Securities, had no agreements or understanding, directly or indirectly, with any person to distribute the Transfer Restricted Securities.

☐ Yes    ☐ No

If the answer is “No”, state any exceptions here:

If the answer is “No”, this may affect your ability to be included in the Shelf Registration Statement.

APPENDIX A-4

VII.	Plan of Distribution:

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Restricted Shares listed above in Item III pursuant to the Shelf Registration Statement only as follows (if at all). Such Restricted Shares may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Restricted Shares are sold through underwriters or broker-dealers, the Selling Securityholder will be responsible for underwriting discounts or commissions or agent’s commissions. Such Restricted Shares may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions):

1.	on any national securities exchange or quotation service on which the Restricted Shares may be listed or quoted at the time of sale;

2.	in the over-the-counter market;

3.	in transactions otherwise than on such exchanges or services or in the over-the-counter market; or

4.	through the writing of options.

In connection with sales of the Restricted Shares or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Restricted Shares and deliver Restricted Shares to close out such short positions, or loan or pledge Restricted Shares to broker-dealers that in turn may sell such securities. State any exceptions here:

APPENDIX A-5

By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees it will comply, with the prospectus delivery requirements and other provisions of the Securities Act and Exchange Act and the respective rules and regulations promulgated thereunder, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Restricted Shares pursuant to the Shelf Registration Statement.

If the Selling Securityholder transfers all or any portion of the Restricted Shares listed in Item III above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement and agrees to deliver a notice of such transfer, in substantially the form attached as Exhibit 1 to this Notice and Questionnaire, to the Trustee and the Company.

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items I through VI above and the inclusion of such information in the Shelf Registration Statement and the related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related Prospectus.

In accordance with the Selling Securityholder’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company, the terms of this Notice and Questionnaire and the representations and warranties contained herein shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Selling Securityholder with respect to the Restricted Shares beneficially owned by such Selling Securityholder and listed in Item III above. It shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the conflict of laws provisions thereof.

APPENDIX A-6

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its authorized agent.

Dated:

BENEFICIAL OWNER

By:
Name:
Title:

Please return the completed and executed Notice and Questionnaire for receipt prior to or on the 3rd calendar day from receipt hereof to:

Cell Therapeutics, Inc. at:

201 Elliott Avenue West, Suite 400

Seattle, Washington 98119

Attention: Louis A. Bianco

with a copy to:

O’Melveny & Myers LLP at:

275 Battery Street, Suite 2600

San Francisco, California 94111

Attention: Michael J. Kennedy, Esq. and David M. Miscia, Esq.

APPENDIX A-7

EXHIBIT 1 TO NOTICE AND QUESTIONNAIRE

NOTICE OF TRANSFER PURSUANT

TO REGISTRATION STATEMENT

Cell Therapeutics, Inc.

201 Elliott Avenue West, Suite 400

Seattle, Washington 98119

Re:	Cell Therapeutics, Inc.
5.75% Senior Convertible Notes due 2010 (the “Notes”)

Ladies and Gentlemen:

Please be advised that                      has transferred                  shares of the Company’s common stock pursuant to the Registration Statement on Form S-3 (File No. 333-            ) filed by the Company.

We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described above and that the above named beneficial owner is named as a selling securityholder in the Prospectus, dated                 , or in amendments or supplements thereto, and that the aggregate number of shares of common stock transferred are [all] [a portion of] the common stock listed in such Prospectus, as amended or supplemented, opposite such owner’s name.

Very truly yours,
[name]

By:
(Authorized Signature)

Dated:

APPENDIX A-8